UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------

Date of Report (Date of earliest event reported): September 25, 2002

                        CROSS GENETIC TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          VIRGINIA                             333-59794                     54-2030708
 (State or other jurisdiction                (Commission                  (I.R.S. employer
       of incorporation)                     file number)               identification no.)

      11921 Freedom Drive, Suite 550                              20190
            Reston Virginia
  (Address of principal executive offices)                       (Zip code)

                                 (703) 925-5912
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1 through 4 and Items 6-9 are not included because they are not applicable.

Item 5. Other Events and Regulation FD Disclosure. Cross Genetic Technologies, Inc. has amended its Articles of Incorporation to reflect a change in its corporate name. Cross Genetic Technologies, Inc. will now be known as Adena Corporation. This name change was made effective by the Commonwealth of Virginia on September 25, 2002.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                ADENA CORPORATION

                                                formerly known as CROSS GENETIC
                                                TECHNOLOGIES, INC., Registrant

                                                By: /s/ Lino Novielli
                                                   ------------------
                                                   Lino Novielli, President